SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


      Date of Report (Date of earliest event reported): NOVEMBER 19, 1998




                        CHEC ASSET RECEIVABLE CORPORATION
               (Exact name of Registrant as Specified in Charter)

DELAWARE                             333-54027             Applied For
--------                             ---------             ----------
(State or Other                     (Commission           (IRS Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)



     277 PARK AVENUE, NEW YORK, NEW YORK              10172
    (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Asset Receivable Corporation (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 1998-4, Centex Home Equity Pass-Through Certificates, Series 1998-4 (the "Certificates").

In connection with the offering of the Certificates of the Depositor, Prudential Securities Incorporated prepared certain materials (the "Computational Materials") some or all of which were distributed by Prudential Securities Incorporated and Chase Securities Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)   Exhibits

         EXHIBIT NO.

         23.1  Consent of PricewaterhouseCoopers LLP, independent accountants.
         99.1  Computational Materials

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHEC ASSET RECEIVABLE CORPORATION
                                  (Registrant)


                                  By:   /S/ ANTHONY H. BARONE
                                     Name:  Anthony H. Barone
                                     Title: President

Date:  November 19, 1998

                                  EXHIBIT INDEX

                                                              Sequentially
EXHIBIT NUMBER   DESCRIPTION                                 NUMBERED PAGE


  23.1           Consent of PricewaterhouseCoopers LLP, independent accountants
  99.1           Computational Materials